Related party transactions (Details)		12 Months Ended
	May 09, 2021	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2021 ILS (₪)	Jun. 30, 2021 USD ($)	Jun. 30, 2021 ILS (₪)
Related Party Transactions [Abstract]
Held loans from shareholders			$ 1,088,703
Related party transaction description	the Company entered into a loan facility agreement (the “Loan Facility Agreement”), effective as of January 1, 2021, with Israel Bar, the Company’s Chief Executive Officer, director and largest shareholder, and Joseph Gottlieb, another director. Pursuant to the Loan Facility Agreement, the outstanding amount under the Shareholders Loan (as defined below) to be paid to Mr. Bar in a total amount of NIS approximately 2,460 million (approximately $0.755 million) and to Mr. Gottlieb, in a total amount of approximately NIS 1,297 million (approximately $0.394 million), bear no interest and shall be due and payable in 24 equal monthly payments, commencing on the second anniversary following completion of the contemplated IPO. Pursuant to the Loan Facility Agreement, if an IPO is not completed by December 31, 2021, then the outstanding amount shall be repaid pursuant to the available free cash of the Company, taking into account expected expenditures in the three months following partial or full payment, and in any event not prior to December 31, 2022. The Company also agreed to reimburse Mr. Bar and Mr. Gottlieb for any costs and expenses incurred in connection with the enforcement of the Loan Facility Agreement, if required. The agreement was accounted for as a modification with no change to the book value of the loan. As of December 31, 2021 the shareholders loans' amount is $1,088,250. The loans were classified within long term liabilities.
Aggregate amount (in New Shekels) | ₪						₪ 400,000
Credit line aggregate amount				₪ 154,427	$ 121,501
Short term liabilities		$ 96,320	$ 120,881